EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pet DRx Corporation (the “Company”), does hereby certify, to the best of his knowledge and belief that:
     (1) The Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 14, 2009

/s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-Q and shall not be considered filed as part of the Form 10-Q.